Prepaid and accrued expenses	12 Months Ended
Dec. 31, 2018
Prepaid Expense And Deferred Costs [Abstract]
Prepaid and accrued expenses

6. Prepaid and accrued expenses

As at December 31, 2018 and 2017, prepaid expenses mainly consist of advance or milestone payments made as part of our ongoing clinical trials. The balance as at December 31, 2018 includes $4.3 million attributable to the upfront payment made in relation to the Company’s Phase 3 EDELWEISS 2 and 3 clinical trials expected to be initiated in the first quarter of 2019.

As at December 31, 2018 and 2017, accrued expenses consisted of the following:

	As at December 31,
in USD ‘000	2018	2017
Accrued research and development expenses	10,734	3,192
Accrued compensation-related expenses	2,364	1,994
Accrued other expenses	1,065	1,328
Total accrued expenses	14,163	6,514